UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

____________________________________________________________
MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
____________________________________________________________

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

Two Northshore Center, Pittsburgh, PA 15212-5851
(Address of principal executive offices) (Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On December 30, 2022, Matthews International Corporation (the “Company”) entered into an agreement (the “Agreement”) with Barington Companies Equity Partners, L.P. (“Barington Equity”), Barington Capital Group, L.P. (“Barington Capital”) and Barington Companies Management, LLC (“BCM,” and, together with Barington Equity and Barington Capital, “Barington”), pursuant to which the Company agreed to appoint BCM as a consultant to the Company for the term of the Agreement (the “Term”) and Barington agreed to withdraw its proposed nominees for election to the Company’s Board of Directors (the “Board”) at the Company’s 2023 annual meeting of stockholders.

As a consultant, BCM will provide consulting and advisory services to senior management and the Board. During the Term of the Agreement, Barington will vote all of its shares of Company Class A common stock (i) in favor of the election of directors nominated by the Board, and (ii) otherwise in accordance with the Board’s recommendation, subject to certain exceptions. Barington also agreed to certain restrictions during the Term, including, among other things, restrictions on soliciting proxies, making shareholder proposals, and nominating directors for election to the Board.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.    Other Events.

On December 30, 2022, the Company issued a press release announcing the Agreement with Barington. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1	Agreement, dated as of December 30, 2022, by and among Matthews International Corporation, Barington Companies Equity Partners, L.P., Barington Capital Group, L.P. and Barington Companies Management, LLC
99.1	Press release dated December 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: December 30, 2022